UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2012

THORATEC CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-49798	94-2340464
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6035 Stoneridge Drive, Pleasanton, California	94588
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 847-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 13, 2011, Thoratec Corporation (the “Company”) received a proxy proposal from Oracle Partners, LP (“Oracle”), which requested that the Company engage the services of a nationally recognized investment bank to evaluate strategic alternatives to maximize shareholder value.  The board of directors of the Company (the “Board”) has considered the proposal (the “Proposal”) and representatives of the Board and Company management have had discussions with representatives of Oracle.  During these discussions, the Board affirmed to Oracle its commitment to acting in the best interests of the Company’s shareholders and maximizing shareholder value including, when appropriate, consideration of strategic alternatives.  Following these discussions, on January 25, 2012 Oracle withdrew the Proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORATEC CORPORATION

Date:	January 25, 2012	/s/ Gerhard F. Burbach
Gerhard F. Burbach
President and Chief Executive Officer